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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest reported) August 9, 2004(1)


                        Diamond Triumph Auto Glass, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                     333-33572                23-2758853
----------------------------    ------------------------    ------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                220 Division Street
              Kingston, Pennsylvania                         18704
     ----------------------------------------            -------------
     (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (570) 287-9915

             -------------------------------------------------------
          (Former name or former address, if changed since last report)


--------

(1) Date of termination of KPMG.
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 9, 2004, Diamond Triumph Auto Glass, Inc. (the "Company") made the decision to dismiss KPMG LLP ("KPMG") as its independent auditor. The Company based this decision entirely on the ongoing cost containment measures implemented by the Company's management. On August 9, 2004, the Company engaged BDO Seidman, LLP (the "New Accountant") to serve as its independent auditor for fiscal periods beginning with the quarter ended June 30, 2004. The decision to dismiss KPMG and engage the New Accountant was approved by the Company's Board of Directors.

The audit reports of KPMG on the financial statements of the Company as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the two fiscal years ended December 31, 2003, and the subsequent interim period through August 9, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2003 and 2002, and the interim period between December 31, 2003 and August 9, 2004, neither the Company nor anyone acting on its behalf consulted with the New Accountant regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements, or any matters or reportable events listed in
Item 304(a)(2)(ii) of Regulation S-K.

EXHIBIT INDEX

Exhibit 16.1    Letter re change on certifying accountant from KPMG LLP to the Securities and Exchange Commission, dated August 11, 2004.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DIAMOND TRIUMPH AUTO GLASS, INC.
                                          (Registrant)



                                          /s/ Michael A. Sumsky
                                          -------------------------------------
                                          (Signature)

                                          Michael A. Sumsky
                                          -------------------------------------
                                          (Name)

                                          President, Chief Financial Officer
                                          and General Counsel
                                          -------------------------------------
                                          (Title)



Date   August 13, 2004